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MILLENNIUM INDIA ACQUISITION COMPANY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Millennium India Acquisition Company, Inc. (the "Fund") hereby appoints Messrs. F. Jacob Cherian and Suhel Kanuga as the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 16, 2010 at the Annual Meeting of Stockholders to be held at the offices of SMC Group, at 11/6B Shanti Chamber, Pusa Road, New Delhi, India 110005 commencing at 10:00 a.m. (local New Delhi time) on Monday, October 25, 2010; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MILLENNIUM INDIA ACQUISITION COMPANY INC.

October 25, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.SEC.gov

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20500000000000000000 3   102510

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING:
This proxy will be voted as specified below with respect to the action to be taken on the following proposal.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To Re-Elect the Fund's Current Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Gul Asrani
- ○ F. Jacob Cherian
- ○ Suhel Kanuga
- ○ Thomas Mathew
- ○ C.P. Krishnan Nair

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. To transact such other business as may properly come before the Annual Meeting. Management knows of no other such business.

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED **FOR** THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "for" each Proposal.

By signing and dating this card, you authorize the proxies to vote on each Proposal as marked. If not marked, the proxies will vote "for" each Proposal and as they see fit on any other matter as may properly come before the annual meeting. If you do not intend to personally attend the annual meeting, please complete and mail this card at once in the enclosed envelope.

Please refer to the proxy statement discussion of these matters.

This proxy is solicited on behalf of the Fund's Board of Directors, who unanimously recommends that you vote in favor of the Proposal.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

MILLENNIUM INDIA ACQUISITION COMPANY INC.

October 25, 2010

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote via the phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.SEC.gov

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20500000000000000000 3 102510

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING:
This proxy will be voted as specified below with respect to the action to be taken on the following proposal.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To Re-Elect the Fund's Current Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Gul Asrani
- ○ F. Jacob Cherian
- ○ Suhel Kanuga
- ○ Thomas Mathew
- ○ C.P. Krishnan Nair

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. To transact such other business as may properly come before the Annual Meeting. Management knows of no other such business.

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED **FOR** THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "for" each Proposal.

By signing and dating this card, you authorize the proxies to vote on each Proposal as marked. If not marked, the proxies will vote "for" each Proposal and as they see fit on any other matter as may properly come before the annual meeting. If you do not intend to personally attend the annual meeting, please complete and mail this card at once in the enclosed envelope.

Please refer to the proxy statement discussion of these matters.

This proxy is solicited on behalf of the Fund's Board of Directors, who unanimously recommends that you vote in favor of the Proposal.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.